Fourth Quarter 2022 Earnings January 18, 2023

2 Disclaimers Non-GAAP Information Certain measures included in this document are “non-GAAP,” meaning they are not presented in accordance with generally accepted accounting principles in the U.S. and also are not codified in U.S. banking regulations currently applicable to FHN. FHN’s management believes such measures, even though not always comparable to non-GAAP measures used by other financial institutions, are relevant to understanding the financial condition, capital position, and financial results of FHN and its business segments. The non-GAAP measures presented in this document are listed, and are reconciled to the most comparable GAAP presentation, in the non-GAAP reconciliation table(s) appearing in the Appendix. In addition, presentation of regulatory measures, even those which are not GAAP, provide a meaningful base for comparability to other financial institutions subject to the same regulations as FHN. Although not GAAP terms, these regulatory measures are not considered “non-GAAP” under U.S. financial reporting rules as long as their presentation conforms to regulatory standards. Regulatory measures used in this document include: common equity tier 1 capital, generally defined as common equity less goodwill, other intangibles, and certain other required regulatory deductions; tier 1 capital, generally defined as the sum of core capital (including common equity and instruments that cannot be redeemed at the option of the holder) adjusted for certain items under risk based capital regulations; and risk-weighted assets, which is a measure of total on- and off-balance sheet assets adjusted for credit and market risk, used to determine regulatory capital ratios. Forward-Looking Statements This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Forward-looking statements pertain to FHN's beliefs, plans, goals, expectations, and estimates. Forward-looking statements are not a representation of historical information, but instead pertain to future operations, strategies, financial results, or other developments. Forward- looking statements can be identified by the words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “should,” “is likely,” “will,” “going forward,” and other expressions that indicate future events and trends. Forward-looking statements are necessarily based upon estimates and assumptions that are inherently subject to significant business, operational, economic, and competitive uncertainties and contingencies, many of which are beyond FHN’s control, and many of which, with respect to future business decisions and actions (including acquisitions and divestitures), are subject to change and could cause FHN’s actual future results and outcomes to differ materially from those contemplated or implied by forward-looking statements or historical performance. Examples of uncertainties and contingencies include those mentioned: in this document; in Items 2.02 and 7.01 of FHN’s Current Report on Form 8-K to which this document has been filed as an exhibit; in the forepart, and in Items 1, 1A, and 7, of FHN’s most recent Annual Report on Form 10-K, as amended; and in the forepart, and in Item 1A of Part II, of FHN’s Quarterly Report(s) on Form 10-Q filed this year. FHN assumes no obligation to update or revise any forward-looking statements that are made in this document or in any other statement, release, report, or filing from time to time. Throughout this presentation, numbers may not foot due to rounding, references to EPS are fully diluted, 4Q22 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases.

# 4Q22 GAAP financial summary[1]

| *$s in millions except per share data* | Reported | | | | | 4Q22 Change vs. | | | | Reported | | 2022 vs. 2021 | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | 4Q22 | 3Q22 | 2Q22 | 1Q22 | 4Q21 | 3Q22 | | 4Q21 | | 2022 | 2021 | | |
| | | | | | | $/bps | % | $/bps | % | | | $/bps | % |
| Net interest income | $ 709 | $ 662 | $ 542 | $ 479 | $ 498 | $ 47 | 7 % | $ 211 | 42 % | $ 2,392 | $ 1,994 | $398 | 20 % |
| Fee income | 174 | 213 | 201 | 229 | 247 | (39) | (18)% | (73) | (30)% | 816 | 1,076 | (260) | (24)% |
| Total revenue | 882 | 875 | 743 | 707 | 745 | 7 | 1 % | 137 | 18 % | 3,208 | 3,070 | 138 | 4 % |
| Expense | 503 | 468 | 489 | 493 | 528 | 35 | 7 % | (25) | (5)% | 1,953 | 2,095 | (142) | (7)% |
| Pre-provision net revenue (PPNR) | 379 | 406 | 255 | 215 | 217 | (27) | (7)% | 162 | 75 % | 1,254 | 975 | 279 | 29 % |
| Provision for credit losses | 45 | 60 | 30 | (40) | (65) | (15) | (25)% | 110 | NM | 95 | (310) | 405 | 131 % |
| Pre-tax income | 334 | 346 | 225 | 255 | 282 | (12) | (3)% | 52 | 18 % | 1,159 | 1,285 | (126) | (10)% |
| Income tax expense | 64 | 78 | 48 | 57 | 53 | (14) | (18)% | 11 | 21 % | 247 | 274 | (27) | (10)% |
| Net income | 270 | 268 | 177 | 198 | 229 | 2 | 1 % | 41 | 18 % | 912 | 1,010 | (98) | (10)% |
| Non-controlling interest | 4 | 3 | 3 | 3 | 3 | 1 | 33 % | 1 | 33 % | 12 | 11 | 1 | 9 % |
| Preferred dividends | 8 | 8 | 8 | 8 | 8 | — | — % | — | — % | 32 | 37 | (5) | (14)% |
| Net income available to common shareholders (NIAC) | $ 258 | $ 257 | $ 166 | $ 187 | $ 219 | $ 1 | — % | $ 39 | 18 % | 868 | 962 | (94) | (10)% |
| *$s in billions* | | | | | | | | | | | | | |
| Avg loans | $ 57.6 | $ 56.5 | $ 55.6 | $ 54.1 | $ 54.7 | $ 1.0 | 2 % | $ 2.9 | 5 % | $ 56.0 | $ 56.3 | $(0.3) | (1)% |
| Period-end loans | $ 58.1 | $ 57.4 | $ 56.5 | $ 55.0 | $ 54.9 | $ 0.7 | 1 % | $ 3.2 | 6 % | $ 58.1 | $ 54.9 | $3.2 | 6 % |
| Avg deposits | $ 64.9 | $ 68.1 | $ 71.9 | $ 74.2 | $ 74.6 | $ (3.3) | (5)% | $ (9.7) | (13)% | $ 69.7 | $ 73.1 | $(3.4) | (5)% |
| Period-end deposits | $ 63.5 | $ 66.0 | $ 70.5 | $ 74.1 | $ 74.9 | $ (2.5) | (4)% | $ (11.4) | (15)% | $ 63.5 | $ 74.9 | $(11.4) | (15)% |
| *Key performance metrics* | | | | | | | | | | | | | |
| Net interest margin (NIM) | 3.89 % | 3.49 % | 2.74 % | 2.37 % | 2.42 % | 40 bps | | 147 bps | | 3.10 % | 2.48 % | 62 bps | |
| Loan to deposit ratio (avg.) | 88.7 % | 83.0 % | 77.3 % | 72.9 % | 73.3 % | 574 bps | | 1,544 bps | | 80.2 % | 77.0 % | 324 bps | |
| ROCE | 14.4 % | 13.9 % | 9.1 % | 9.9 % | 11.3 % | 57 bps | | 316 bps | | 11.8 % | 12.5 % | (72)bps | |
| ROTCE | 19.1 % | 18.2 % | 12.1 % | 13.0 % | 14.7 % | 91 bps | | 442 bps | | 15.6 % | 16.5 % | (88)bps | |
| ROA | 1.4 % | 1.3 % | 0.8 % | 0.9 % | 1.0 % | 6 bps | | 33 bps | | 1.1 % | 1.2 % | (7)bps | |
| Efficiency ratio | 57.1 % | 53.6 % | 65.8 % | 69.7 % | 70.9 % | 351 bps | | (1,381)bps | | 60.9 % | 68.3 % | (735)bps | |
| FTEs | 7,477 | 7,569 | 7,627 | 7,900 | 7,863 | (92) | (1)% | (386) | (5)% | 7,642 | 8,067 | (425) | (5)% |
| CET1 ratio | 10.2 % | 9.9 % | 9.8 % | 10.0 % | 9.9 % | 24 bps | | 25 bps | | 10.2 % | 9.9 % | 27 bps | |
| Effective tax rate | 19.2 % | 22.6 % | 21.3 % | 22.4 % | 18.6 % | (339)bps | | 56 bps | | 21.3 % | 21.4 % | (4)bps | |
| *Per common share* | | | | | | | | | | | | | |
| Diluted EPS | $ 0.45 | $ 0.45 | $ 0.29 | $ 0.34 | $ 0.40 | $ — | — % | $ 0.05 | 13 % | $ 1.53 | $ 1.74 | $(0.21) | (12)% |
| Tangible book value per share | $ 10.23 | $ 9.72 | $ 10.18 | $ 10.46 | $ 11.00 | $ 0.51 | 5 % | $ (0.77) | (7)% | $ 10.23 | $ 11.00 | $(0.77) | (7)% |
| Avg. diluted shares outstanding[2] | 572 | 570 | 569 | 550 | 542 | 2 | — % | 30 | 6 % | 566 | 551 | 15 | 3 % |

[1]*Adjusted financial measures, core NII, core NII ex. day count, core NIM, TBV per share, ROTCE, fully taxable equivalent measures, PPNR, and loans and leases, ACL and ratios excluding Loans to Mortgage Companies and/or loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 4Q22 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted.*[2]*Fourth, third and second quarter 2022 includes 27.5 million shares related to the full impact of Series G convertible securities issued in connection with TD transaction; First quarter 2022 includes 9.8 million shares related to the one month average impact of these shares.*

3

4 Table of contents 4Q22 key messages . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5 4Q22 overview . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6 4Q22 notable items . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7 4Q22 adjusted financial highlights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8 FY22 adjusted financial highlights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9 NII and NIM . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10 Adjusted fee income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11 Adjusted expense . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12 Total loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13 Total funding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14 Asset quality . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15 Capital . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16 Key takeaways . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17 Appendix . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18

# Well positioned to benefit given outlook for rates[1]

| Adjusted EPS $0.51 | Adjusted ROTCE 21.7% | TBV $10.23 |
|---|---|---|
| +8% Core Net Interest Income | -4% Adjusted Noninterest Income | +5% Adjusted PPNR |
| +3% Adjusted Expense | ~$94 million IBKC Merger Annualized Revenue Synergies | +1.8% Asset Sensitive to +25 bp Shock Scenario |
| +4% C&I Loans ex. PPP & LMC | +43 bps Core Net Interest Margin | +44 bps Total Deposit Costs |

*Reflects 4Q22 vs. 3Q22 results. [1]Adjusted financial measures, core NII, core NII ex. day count, core NIM, TBV per share, ROTCE, fully taxable equivalent measures, PPNR, and loans and leases, ACL and ratios excluding Loans to Mortgage Companies and/or loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 4Q22 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted.*

5

# 4Q22 robust PPNR driven by strength in NII

## Adjusted EPS of $0.51 and PPNR of $424 million[1]

| Benefits of Diversified Model | |
|---|---|
| **Benefits of Diversified Model** | • Adjusted revenue of $885 million increased $38 million, or 4%, QoQ as strength in NII was partially offset by lower noninterest income largely given macroeconomic impacts<br>– NII up $46 million QoQ reflecting the benefit of higher rates and 2% loan growth<br>– Core NII increased 8% and core NIM up 43 bps with C&I loan growth of 4% ex. PPP and LMC<br>– Fee income down 4% as higher deferred compensation income and other noninterest income was more than offset by reductions in fixed income and mortgage banking<br>• Adjusted expense of $458 million up $14 million, or 3%, QoQ driven by higher deferred compensation and other noninterest expense partially offset by lower salaries and benefits<br>• PPNR of $424 million up $21 million, or 5%, QoQ<br>• Provision expense of $45 million reflects the impact of loan growth and revised macroeconomic outlook. 4Q22 provision includes reduction in losses expected from Hurricane Ian |
| **IBKC Merger Update** | • Achieved $200 million of targeted annualized net cost saves in 4Q22<br>• ~$94 million of identified annualized revenue synergies largely tied to commercial loans |
| **Pending TD Transaction** | • TD expects the deal to close in the first half of its 2023 fiscal year, subject to the receipt of required regulatory approvals and satisfaction of other closing conditions<br>• Continued progress on integration planning and Legal Day One readiness |
| **Strong Credit Quality** | • Credit remains strong with net charge-offs of 18 bps and NPLs of 54 bps<br>• ACL/NPL coverage of 2.44x; ACL/Loans ratio of 1.38% excluding LMC/PPP loans |
| **Solid Returns** | • Adjusted ROTCE of 21.7%<br>• TBVPS of $10.23 increased 5% driven by a $0.57 increase tied to adjusted NIAC net of change in intangibles and a $0.15 increase tied to MTM valuation adjustments on AFS securities and cash flow hedges |

*[1]Adjusted financial measures, core NII, core NII ex. day count, core NIM, TBV per share, ROTCE, fully taxable equivalent measures, PPNR, and loans and leases, ACL and ratios excluding Loans to Mortgage Companies and/or loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 4Q22 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted.*

6

# 4Q22 notable items[1]

## GAAP results reduced by $34 million after-tax, or $0.06 per share, of notable items

*($s in millions, except per share data)*

### Notable Items

| | | |
|---|---|---|
| **4Q22 IBKC merger-related notable items** | | |
| **Noninterest expense:** | | |
| Total noninterest expense | | 4 |
| **4Q22 Total IBKC net merger-related notable items** | **$** | **(4)** |
| **4Q22 TD transaction-related items** | | |
| **Noninterest expense:** | | |
| Total noninterest expense | | 31 |
| **4Q22 Total TD transaction-related costs** | $ | (31) |
| **4Q22 Other notable items** | | |
| **Noninterest income:** | | |
| Other noninterest income | | **1** |
| **Noninterest expense:** | | |
| Other noninterest expense | | **(10)** |
| **4Q22 Total other notable items** | **$** | **(9)** |
| **4Q22 Total notable items** | | **(45)** |
| Tax impact of 4Q22 notable items | | 11 |
| **After-tax impact of 4Q22 notable items** | **$** | **(34)** |
| **EPS impact of 4Q22 notable items** | **$** | **(0.06)** |

**IBKC Cumulative Net Pre-tax Integration Costs**

| Cost to Date | | | |
|---|---|---|---|
| **4Q19 - 3Q22[2]** | **Purchase Acct.** | **4Q22** | **Total** |
| $ 403 | $ 100 | $ 4 | $ 508 |

### Pre-tax Notable Items

- IBKC merger-related expense of $4 million
- TD transaction-related expense of $31 million
- Other notable items reflect $10 million tied to derivative valuation adjustments related to prior Visa Class-B share sales and a $1 million additional gain on the sale of the title services business

[1]*Adjusted financial measures, core NII, core NII ex. day count, core NIM, TBV per share, ROTCE, fully taxable equivalent measures, PPNR, and loans and leases, ACL and ratios excluding Loans to Mortgage Companies and/or loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 4Q22 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted.*[2]*Includes pre-closing expenses incurred by IBKC.*

7

# 4Q22 adjusted financial highlights[1]

## PPNR up 5% driven by strength in NII

| *$s in millions except per share data* | 4Q22 | 3Q22 | 4Q21 | 4Q22 Change vs. 3Q22 $/bps | 3Q22 % | 4Q21 $/bps | 4Q21 % |
|---|---|---|---|---|---|---|---|
| Net Interest Income (FTE) | $ 712 | $ 666 | $ 502 | $ 46 | 7 % | $ 210 | 42 % |
| Fee income | 173 | 181 | 246 | (8) | (4)% | (73) | (30)% |
| Total revenue (FTE) | 885 | 847 | 748 | 38 | 4 % | 137 | 18 % |
| Expense | 458 | 444 | 474 | 14 | 3 % | (16) | (3)% |
| Pre-provision net revenue | 424 | 403 | 274 | 21 | 5 % | 150 | 55 % |
| Provision for credit losses | 45 | 60 | (65) | (15) | (25)% | 110 | NM |
| Net charge-offs | 26 | 12 | 1 | 14 | 113 % | 25 | NM |
| Reserve build/(release) | 19 | 48 | (66) | (29) | (60)% | 85 | 129 % |
| Net income available to common | $ 293 | $ 252 | $ 260 | $ 41 | 16 % | $ 33 | 13 % |
| *Key performance metrics* | | | | | | | |
| Fee income as a % of total revenue | 19.5 % | 21.4 % | 33.0 % | (182)bps | | (1,340)bps | |
| Efficiency ratio | 51.7 % | 52.4 % | 63.3 % | (72)bps | | (1,161)bps | |
| ROTCE | 21.7 % | 17.9 % | 17.5 % | 379 bps | | 417 bps | |
| Diluted EPS | $ 0.51 | $ 0.44 | $ 0.48 | $0.07 | 16 % | $ 0.03 | 6 % |
| Diluted shares[2] | 572 | 570 | 542 | 2 | — % | 30 | 6 % |
| TBV per share | $10.23 | $ 9.72 | $11.00 | $0.51 | 5 % | $ (0.77) | (7)% |
| Effective tax rate | 19.8 % | 22.4 % | 19.5 % | (262)bps | | 32 bps | |

### 4Q22 vs. 3Q22 Highlights

- **Adjusted EPS** of $0.51 vs. $0.44
  - **Adjusted ROTCE** of 21.7% and TBV per share of $10.23
- **Total revenue** up $38 million, or 4%
- **NII** up $46 million, or 7%, given benefit of higher rates and 2% loan growth
  - **Core NII** up $53 million, or 8%
- **Adjusted fee income** down 4% as higher deferred compensation income and other noninterest income was more than offset by reductions in fixed income and mortgage banking
- **Adjusted expense** up $14 million, or 3%, driven by increases in deferred compensation, fraud losses, client rewards, derivative expense and other noninterest expense
- **Provision expense** of $45 million vs. $60 million in 3Q22 reflects the impact of loan growth and revised macroeconomic outlook

*[1]Adjusted financial measures, core NII, core NII ex. day count, core NIM, TBV per share, ROTCE, fully taxable equivalent measures, PPNR, and loans and leases, ACL and ratios excluding Loans to Mortgage Companies and/or loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 4Q22 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted. [2]Fourth, third, and second quarter 2022 includes 27.5 million shares related to the full impact of Series G convertible securities issued in connection with TD transaction; First quarter 2022 includes 9.8 million shares related to the one month average impact of these shares.*

8

# FY22 adjusted financial highlights[1]

## PPNR up 11% driven by strength in NII and expense discipline

| *$s in millions except per share data* | FY22 | FY21 | FY22 Change vs. FY21 $/bps | FY22 Change vs. FY21 % |
|---|---|---|---|---|
| Net Interest Income (FTE) | $ 2,405 | $ 2,006 | $ 399 | 20 % |
| Fee income | 765 | 1,099 | (334) | (30)% |
| Total revenue (FTE) | 3,170 | 3,105 | 65 | 2 % |
| Expense | 1,795 | 1,883 | (88) | (5)% |
| Pre-provision net revenue | 1,362 | 1,222 | 140 | 11 % |
| Provision for credit losses | 95 | (310) | 405 | 131 % |
| Net charge-offs | 60 | 2 | 58 | NM |
| Reserve build/(release) | 35 | (312) | 347 | (111)% |
| Net income available to common | $ 950 | $ 1,140 | $ (190) | (17)% |

| *Key performance metrics* | FY22 | FY21 | FY22 Change vs. FY21 $/bps | FY22 Change vs. FY21 % |
|---|---|---|---|---|
| Fee income as a % of total revenue | 24.1 % | 36.4 % | (1,224)bps | |
| Efficiency ratio | 56.6 % | 60.6 % | (400)bps | |
| ROTCE | 17.0 % | 19.3 % | (233)bps | |
| Diluted EPS | $ 1.68 | $ 2.07 | $ (0.39) | (19)% |
| Diluted shares[2] | 566 | 551 | 15 | 3 % |
| TBV per share | $ 10.23 | $ 11.00 | $ (0.77) | (7)% |
| Effective tax rate | 21.5 % | 21.8 % | (2,180)bps | |

### FY22 vs. FY21 Highlights

- **Adjusted EPS** of $1.68 vs. $2.07
  - **Adjusted ROTCE** of 17.0% and TBV per share of $10.23
- **Total revenue** up $65 million, or 2%
- **NII** up $399 million, or 20%, given benefit of higher rates
- **Adjusted fee income** down $334 million, or 30% reflecting the impact of increasing interest rates, macroeconomic uncertainty and volatility
- **Adjusted expense** down $88 million, or 5%, driven by decreases in salaries and employee benefits, incentives and commissions, and deferred compensation partially offset by an increase in other noninterest expense
- **Provision expense** of $95 million vs. $310 million credit in FY21 reflects the impact of revised macroeconomic outlook and loan growth ex. PPP and LMC

[1]Adjusted financial measures, core NII, core NII ex. day count, core NIM, TBV per share, ROTCE, fully taxable equivalent measures, PPNR, and loans and leases, ACL and ratios excluding Loans to Mortgage Companies and/or loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 4Q22 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted. [2]Fourth, third, and second quarter 2022 includes 27.5 million shares related to the full impact of Series G convertible securities issued in connection with TD transaction; First quarter 2022 includes 9.8 million shares related to the one month average impact of these shares.

9

# NII trends reflect the benefit of rising rates and loan growth [1]

## Results reflect 2% loan growth and 4% C&I loan growth ex. PPP and LMC

*($s in millions)*

### FTE NII and NIM Trends



$502
$466
2.42%
$482
$462
2.37%
$545
$532
2.74%
$666
$659
3.49%
$712
$711
3.89%
4Q21
1Q22
2Q22
3Q22
4Q22
Core NIM
2.28%
2.29%
2.69%
3.45%
3.89%
Core NII
Reported NII
Reported NIM

| 4Q22 vs. 3Q22 | | |
|---|---|---|
| *$s in millions* | NII | NIM |
| **3Q22 Reported** | **$ 666** | **3.49 %** |
| PPP coupon income and fees | 2 | — % |
| Net merger-related impacts | 5 | 0.03 % |
| **3Q22 Core** | **$ 659** | **3.45 %** |
| Rates/Spreads | 130 | 0.69 % |
| All Other Loan Balances | 21 | 0.03 % |
| LMC Balances | (9) | (0.02)% |
| Funding Costs | (77) | (0.42)% |
| Lower Cash/Other | (12) | 0.15 % |
| **4Q22 Core** | **$ 711** | **3.89 %** |
| PPP coupon income and fees | — | — % |
| Net merger-related impacts | — | — % |
| **4Q22 Reported** | **$ 712** | **3.89 %** |

### 4Q22 vs. 3Q22 Highlights

- **FTE NII** up $46 million, or 7%, and NIM up 41 bps despite a $6 million, or 3 bp, reduction in net merger-related and PPP benefits
- **Core NII** of $711 million up $53 million, or 8%
  - Benefit of higher rates and loan balances partially offset by higher funding costs
- **Core NIM** increased 43 bps to 3.89%
  - Benefit of higher rates, lower cash, and loan growth partially offset by the impact of higher funding costs
  - Period-end cash at the Fed declined from $3.0 billion to $1.2 billion

[1] *Adjusted financial measures, core NII, core NII ex. day count, core NIM, TBV per share, ROTCE, fully taxable equivalent measures, PPNR, and loans and leases, ACL and ratios excluding Loans to Mortgage Companies and/or loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 4Q22 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted.*

10

# Adjusted fee income trends impacted by higher rates[1]

## Results driven by declines in fixed income & mortgage banking

| *$s in millions* | 4Q22 | 3Q22 | 2Q22 | 1Q22 | 4Q21 | 4Q22 Change vs. 3Q22 | | 4Q22 Change vs. 4Q21 | |
|---|---|---|---|---|---|---|---|---|---|
| | | | | | | $/bps | % | $/bps | % |
| Fixed income | $ 35 | $ 46 | $ 51 | $ 73 | $ 82 | $(11) | (24)% | $(47) | (57)% |
| Service charges and fees | 56 | 56 | 57 | 57 | 56 | — | — % | — | — % |
| Mortgage banking & title | 4 | 9 | 22 | 22 | 28 | (5) | (56)% | (24) | (86)% |
| Brokerage, trust, and insurance | 33 | 34 | 36 | 37 | 36 | (1) | (3)% | (3) | (8)% |
| Card and digital banking fees | 20 | 21 | 23 | 20 | 19 | (1) | (5)% | 1 | 5 % |
| Deferred compensation income | 7 | (3) | (17) | (4) | — | 10 | NM | 7 | NM |
| Other noninterest income | 20 | 18 | 15 | 18 | 25 | 2 | 11 % | (5) | (20)% |
| Total fee income | $173 | $181 | $188 | $223 | $246 | $(8) | (4)% | $(73) | (30)% |
| *Key Metrics* | | | | | | | | | |
| **Fixed Income** | | | | | | | | | |
| Average Daily Revenue (ADR) | $ 0.4 | $ 0.5 | $ 0.6 | $ 1.0 | $ 1.1 | $(0.1) | (23)% | $(0.7) | (64)% |
| **Mortgage banking** | | | | | | | | | |
| **Originations** | | | | | | | | | |
| Secondary | $145 | $302 | $467 | $533 | $706 | $(157) | (52)% | $(561) | (79)% |
| Portfolio | $575 | $716 | $1,120 | $801 | $874 | $(141) | (20)% | $(299) | (34)% |
| Total | $720 | $1,018 | $1,587 | $1,334 | $1,580 | $(298) | (29)% | $(860) | (54)% |
| **Gain on sale spread** | 2.04 % | 2.03 % | 2.41 % | 2.65 % | 2.98 % | 1 bps | | (94)bps | |
| **Mix** | | | | | | | | | |
| Purchase | 89 % | 89 % | 80 % | 61 % | 51 % | | | | |
| Refinance | 11 % | 11 % | 20 % | 39 % | 49 % | | | | |

### 4Q22 vs. 3Q22 Highlights

- **Adjusted fee income** down $8 million, or 4%, driven by a reduction in fixed income and mortgage banking partially offset by an increase in deferred compensation
- **Fixed income** decreased $11 million reflecting the impact of increasing interest rates, macroeconomic uncertainty and volatility;
  - ADR of $403 thousand; full year of $632 thousand
- **Mortgage banking** fees decreased $5 million largely driven by declines in mortgage sales volume
- **Deferred compensation** up $10 million largely offset in noninterest expense
- **Card and digital banking fees** decreased $1 million largely driven by declines in bank card income
- **Other noninterest income** up $2 million driven by Bank Owned Life Insurance

*[1]Adjusted financial measures, core NII, core NII ex. day count, core NIM, TBV per share, ROTCE, fully taxable equivalent measures, PPNR, and loans and leases, ACL and ratios excluding Loans to Mortgage Companies and/or loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 4Q22 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted.*

11

# Adjusted expense up 3% driven by increases in other noninterest expense[1]

## Results largely reflect lower salaries and revenue-based incentives and commissions

| *$s in millions* | 4Q22 | 3Q22 | 2Q22 | 1Q22 | 4Q21 | 4Q22 Change vs. 3Q22 $/bps | 4Q22 Change vs. 3Q22 % | 4Q22 Change vs. 4Q21 $/bps | 4Q22 Change vs. 4Q21 % |
|---|---|---|---|---|---|---|---|---|---|
| Salaries and benefits | $ 178 | $ 185 | $ 190 | $ 188 | $ 189 | $ (7) | (4)% | $ (11) | (6)% |
| Incentives and commissions | 70 | 68 | 71 | 92 | 84 | 2 | 3 % | (14) | (17)% |
| Deferred compensation expense | 7 | (2) | (18) | (5) | 1 | 9 | NM | 6 | NM |
| Total personnel | 254 | 251 | 244 | 275 | 274 | 3 | 1 % | (20) | (7)% |
| Occupancy and equipment | 71 | 70 | 72 | 72 | 73 | 1 | 1 % | (2) | (3)% |
| Outside services | 64 | 64 | 61 | 59 | 66 | — | — % | (2) | (3)% |
| Amortization of intangible assets[2] | 12 | 12 | 12 | 12 | 13 | — | — % | (1) | (8)% |
| Other noninterest expense | 58 | 48 | 50 | 37 | 46 | 10 | 21 % | 12 | 26 % |
| Total noninterest expense | $ 458 | $ 444 | $ 438 | $ 455 | $ 474 | $ 14 | 3 % | $ (16) | (3)% |
| Full-time equivalent associates | 7,477 | 7,569 | 7,627 | 7,900 | 7,863 | (92) | (1)% | (386) | (5)% |

### 4Q22 vs. 3Q22 Highlights

- **Adjusted expense** of $458 million increased $14 million, or 3%, as higher deferred compensation expense and other noninterest expense was partially offset by a reduction in salaries and employee benefits
  - $4 million benefit tied to incremental merger cost saves
- **Personnel expense** up $3 million
  - **Salaries and benefits** decreased $7 million reflecting sale of title business, seasonality and reductions in average headcount
  - **Incentives and commissions** up $2 million
  - **Deferred compensation** expense up $9 million largely offset in noninterest income
- **Outside services** remained relatively stable
- **Other noninterest expense** up $10 million largely tied to customer derivative expense and elevated fraud losses

*[1]Adjusted financial measures, core NII, core NII ex. day count, core NIM, TBV per share, ROTCE, fully taxable equivalent measures, PPNR, and loans and leases, ACL and ratios excluding Loans to Mortgage Companies and/or loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 4Q22 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted. [2]Occupancy and Equipment expense includes Computer Software Expense.*

12

# Total loan growth of 3% ex PPP & LMC[1]

C&I ex PPP & LMC up 4% QoQ

## Loan trends



Period-end
Average
$54.9B
8%
2%
2%
20%
22%
47%
$57.4B
5%
—%
1%
21%
23%
50%
$58.1B
4%
—%
1%
21%
23%
51%
$54.1B
7%
2%
2%
20%
23%
48%
$55.6B
6%
1%
2%
20%
23%
49%
$56.5B
5%
—%
2%
21%
23%
50%
$57.6B
4%
—%
1%
21%
23%
51%
4Q21
3Q22
4Q22
1Q22
2Q22
3Q22
4Q22

| | 1Q22 | 2Q22 | 3Q22 | 4Q22 |
|---|---|---|---|---|
| Yields | 3.34% | 3.57% | 4.35% | 5.12% |
| Core yields | 3.16% | 3.43% | 4.26% | 5.07% |
| Avg 1M LIBOR | 0.22% | 0.99% | 2.47% | 3.91% |

- Commercial and Industrial (C&I) excl. LMC & PPP
- Consumer real estate
- Payroll Protection Program (PPP)
- Commercial real estate (CRE)
- Credit card and other
- Loans to mortgage companies (LMC)

### 4Q22 vs. 3Q22 Highlights

- Loans of $57.6 billion up $1.0 billion driven by a 1% increase in commercial and a 3% in consumer
  - $1.7 billion, or 3%, increase in loans before the impact of PPP and LMC
  - C&I loan growth ex. PPP & LMC up 4% driven by Asset Based Lending, Florida, Tennessee, and Corporate Banking
  - Total core loan yields expanded 81 bps
- Period-end loans of $58.1 billion up $748 million, or 1%, driven by a $382 million, or 3%, increase in consumer and a $367 million, or 1%, increase in commercial
  - $1.3 billion, or 2%, increase in loans before the impact of PPP and LMC
  - C&I loan growth ex. PPP & LMC up 2% driven by Asset Based Lending, Florida, and Tennessee
  - Unfunded commitments decreased 3% driven primarily by reductions in LMC

**Period-end commercial line utilization[2]**

| | 1Q22 | 2Q22 | 3Q22 | 4Q22 |
|---|---|---|---|---|
| Utilization % | 41% | 41% | 41% | 42% |

[1] Adjusted financial measures, core NII, core NII ex. day count, core NIM, TBV per share, ROTCE, fully taxable equivalent measures, PPNR, and loans and leases, ACL and ratios excluding Loans to Mortgage Companies and/or loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 4Q22 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted. [2] Utilization rates exclude Loans to Mortgage Companies.

13

# Deposit costs reflect impact of rising rates and increased competition[1]

## Interest-bearing deposit betas of 48% in the quarter

### Interest-bearing liabilities & DDA trends



Period-end
Average
$79.0B
27%
4%
33%
35%
4Q21
$69.4B
26%
4%
33%
37%
3Q22
$67.9B
29%
4%
32%
35%
4Q22
$78.4B
26%
4%
34%
36%
1Q22
$75.8B
27%
4%
33%
37%
2Q22
$71.8B
26%
4%
33%
37%
3Q22
$68.6B
27%
4%
33%
36%
4Q22

| | 1Q22 | 2Q22 | 3Q22 | 4Q22 |
|---|---|---|---|---|
| Deposit cost of funds | 6 bps | 10 bps | 25 bps | 69 bps |
| Total cost of funds | 16 bps | 22 bps | 39 bps | 85 bps |
| Avg Fed Funds | 0.12% | 0.77% | 2.18% | 3.65% |

Demand Deposit Accounts (DDA) | Savings | Time deposits | Other interest-bearing deposits

**4Q22 vs. 3Q22 Highlights**

- Average deposits of $64.9 billion decreased $3.3 billion, or 5%, driven by a $1.7 billion decrease in DDA and a $1.6 billion decrease in interest-bearing deposits
  - Period-end deposits of $63.5 billion decreased $2.5 billion with a $2.3 billion decrease in DDA and a $0.2 billion decrease in interest-bearing
- Deposit costs of 69 bps increased 44 bps
  - Interest-bearing deposit costs of 112 bps increased 70 bps
- Total funding costs of 85 bps increased 46 bps given higher rates

[1]*Adjusted financial measures, core NII, core NII ex. day count, core NIM, TBV per share, ROTCE, fully taxable equivalent measures, PPNR, and loans and leases, ACL and ratios excluding Loans to Mortgage Companies and/or loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 4Q22 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted.*

14

15 Continued strong credit quality 1Net charge-off % is annualized and as % of average loans. $736 $686 $704 $752 $771 1.34% 1.25% 1.25% 1.31% 1.33% 268% 207% 234% 258% 244% ACL ACL/Loans ACL/NPLs 4Q21 1Q22 2Q22 3Q22 4Q22 Allowance for credit losses (ACL) Non-performing loans (NPLs) $275 $332 $301 $292 $316 0.50% 0.60% 0.53% 0.51% 0.54% NPLs $ NPLs % 4Q21 1Q22 2Q22 3Q22 4Q22 • Net charge-offs of $26 million increased $14 million • NPL ratio of 54 bps increased 4 bps • ACL coverage ratio of 1.33% vs. 1.31%; ACL coverage ex. LMC and PPP of 1.38% • 244% ACL coverage of NPLs • Provision expense of $45 million compared with a $60 million in 3Q22 – ~$19 million reserve build reflects the impact of loan growth and revised macroeconomic outlook – 4Q22 provision includes reduction in losses expected from Hurricane Ian 1 $1 $10 $12 $12 $26 $(65) $(40) $30 $60 $45 0.01% 0.07% 0.09% 0.08% 0.18% NCOs Provision for credit losses NCO% 4Q21 1Q22 2Q22 3Q22 4Q22 Reserve build reflects the impact of loan growth and revised macroeconomic outlook 4Q22 vs. 3Q22 Highlights ($s in millions) Provision, credit losses, and net charge-offs

# Strong capital position[1]

## Capital levels



12.3%
11.0%
9.9%
13.2%
11.8%
10.0%
13.0%
11.6%
9.8%
13.1%
11.7%
9.9%
13.3%
11.9%
10.2%
4Q21
1Q22
2Q22
3Q22
4Q22
CET1 ratio
Tier 1 capital ratio
Total capital ratio

## 4Q22 vs. 3Q22 Highlights

- TBVPS of $10.23 increased 5% driven by a $0.57 increase tied to adjusted NIAC and a $0.15 increase tied to MTM valuation adjustments on AFS securities and cash flow hedges
- CET1 ratio remained strong at 10.2%
  - The benefit of adjusted NIAC partially offset by a reduction tied to growth in loans and unfunded commitments, and common dividends
- Total capital of 13.3% vs. 13.1% in 3Q22

## 4Q22 vs. 3Q22 CET1 ratio



9.9%
0.43%
(0.12)%
(0.05)%
(0.05)%
0.02%
10.2%
3Q22 actual
Adjusted NIAC
Common Dividend
Notable Items
Loans/ unfunded commitments growth
Other
4Q22 estimate

## Tangible book value per share



$9.72
$0.57
$0.15
$(0.15)
$(0.06)
$10.23
3Q22 actual
Adjusted NIAC, net of change in Intangibles
AFS Securities & Cash Flow Hedges MTM
Common Dividends
Notable Items
4Q22 actual

[1] *Adjusted financial measures, core NII, core NII ex. day count, core NIM, TBV per share, ROTCE, fully taxable equivalent measures, PPNR, and loans and leases, ACL and ratios excluding Loans to Mortgage Companies and/or loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 4Q22 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted.*

16

17 Focused on driving enhanced value • Focused on driving enhanced value for our associates, clients, communities and shareholders as we plan to join forces with TD • Deliver further benefits of diversified business model through revenue synergies and loan growth – Leverage benefits of MOE integrated systems and product set to serve clients – Drive continuous improvement in productivity and efficiency beyond the integration • Actively manage balance sheet and maintain excellent credit quality – Continue to improve overall balance sheet asset and funding mix – Maintain strong risk management practices

APPENDIX 18

# NII/NIM reconciliation to GAAP financials

**4Q22 Reported to Core Reconciliation**

| *$s in millions* | NII | NIM |
|---|---|---|
| **4Q22 Reported (FTE)** | $ 712 | 3.89 % |
| Less: non-core items | | |
| PPP coupon income and fees | — | — |
| Loan Accretion | 7 | 0.04 |
| IBKC Premium Amortization | (6) | (0.03) |
| **4Q22 Core (FTE)** | **$ 711** | **3.89 %** |

**3Q22 Reported to Core Reconciliation**

| *$s in millions* | NII | NIM |
|---|---|---|
| **3Q22 Reported (FTE)** | $ 666 | 3.49 % |
| Less: non-core items | | |
| PPP coupon income and fees | 2 | — |
| Loan Accretion | 12 | 0.07 |
| IBKC Premium Amortization | (7) | (0.04) |
| **3Q22 Core (FTE)** | **$ 659** | **3.45 %** |

**2Q22 Reported to Core Reconciliation**

| *$s in millions* | NII | NIM |
|---|---|---|
| **2Q22 Reported (FTE)** | $ 545 | 2.74 % |
| Less: non-core items | | |
| PPP coupon income and fees | 7 | 0.02 |
| Loan Accretion | 15 | 0.08 |
| IBKC Premium Amortization | (8) | (0.04) |
| **2Q22 Core (FTE)** | **$ 532** | **2.69 %** |

**1Q22 Reported to Core Reconciliation**

| *$s in millions* | NII | NIM |
|---|---|---|
| **1Q22 Reported (FTE)** | $ 482 | 2.37 % |
| Less: non-core items | | |
| PPP coupon income and fees | 12 | 0.04 |
| Loan Accretion | 17 | 0.09 |
| IBKC Premium Amortization | (10) | (0.05) |
| **1Q22 Core (FTE)** | **$ 462** | **2.29 %** |

**4Q21 Reported to Core Reconciliation**

| *$s in millions* | NII | NIM |
|---|---|---|
| **4Q21 Reported (FTE)** | $ 502 | 2.42 % |
| Less: non-core items | | |
| PPP coupon income and fees | 30 | 0.10 |
| Loan Accretion | 15 | 0.08 |
| IBKC Premium Amortization | (10) | (0.05) |
| **4Q21 Core (FTE)** | **$ 466** | **2.28 %** |

19

20 Notable Items ($s in millions except per share data) *Purchase accounting gain is nontaxable income.** 4Q22 and 2Q22 includes $10 million and $12 million, respectively of Visa derivative valuation expense; 4Q21 includes $10 million of Visa derivative valuation expense and $6 million of deferred compensation expense. (In millions) 4Q22 3Q22 2Q22 1Q22 4Q21 2022 2021 Summary of Notable Items: Purchase accounting gain* $ — $ — $ — $ — $ — $ — $ (1) Gain/(loss) on TRUPS redemption (other noninterest income) — — — — (3) — (26) IBKC Branch sale gain (other noninterest income) — — — — 4 1 5 Gain on sale of title services business 1 21 — — — 22 — Gain related to equity securities investments — 10 — 6 — 16 — Gain on sale of mortgage servicing rights — — 12 — — 12 — IBKC merger/acquisition expense (4) (3) (13) (28) (38) (49) (187) TD transaction-related expense (31) (21) (25) (9) — (87) — Other notable expenses** (10) — (12) — (16) (22) (26) Total notable items (45) 7 (38) (32) (54) (107) 235 EPS impact of notable items $ (0.06) $ 0.01 $ (0.05) $ (0.04) $ (0.08) $ (0.15) $ (0.32)

# Reconciliation to GAAP financials

*Slides in this presentation use Non-GAAP information. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below.*

**CONSOLIDATED NON-GAAP TO GAAP RECONCILIATION**

Quarterly, Unaudited

| *($s in millions, except per share data)* | **4Q22** | 3Q22 | 2Q22 | 1Q22 | 4Q21 | **2022** | 2021 |
|---|---|---|---|---|---|---|---|
| **Tangible Common Equity (Non-GAAP)** | | | | | | | |
| (A) Total equity (GAAP) | **$ 8,547** | $ 8,283 | $ 8,551 | $ 8,696 | $ 8,494 | **$ 8,547** | $ 8,494 |
| Less: Noncontrolling interest (a) | **295** | 295 | 295 | 295 | 295 | **295** | 295 |
| Less: Preferred stock (a) | **1,014** | 1,014 | 1,014 | 1,014 | 520 | **1,014** | 520 |
| (B) Total common equity | **$ 7,238** | $ 6,974 | $ 7,242 | $ 7,387 | $ 7,679 | **$ 7,238** | $ 7,679 |
| Less: Intangible assets (GAAP) (b) | **1,744** | 1,757 | 1,782 | 1,795 | 1,808 | **1,744** | 1,808 |
| (C) Tangible common equity (Non-GAAP) | **$ 5,494** | $ 5,217 | $ 5,459 | $ 5,592 | $ 5,871 | **$ 5,494** | $ 5,871 |
| **Tangible Assets (Non-GAAP)** | | | | | | | |
| (D) Total assets (GAAP) | **$ 78,953** | $ 80,299 | $ 85,132 | $ 88,660 | $ 89,092 | **$ 78,953** | $ 89,092 |
| Less: Intangible assets (GAAP) (b) | **1,744** | 1,757 | 1,782 | 1,795 | 1,808 | **1,744** | 1,808 |
| (E) Tangible assets (Non-GAAP) | **$ 77,209** | $ 78,542 | $ 83,350 | $ 86,865 | $ 87,284 | **$ 77,209** | $ 87,284 |
| **Period-end Shares Outstanding** | | | | | | | |
| (F) Period-end shares outstanding | **537** | 537 | 536 | 535 | 534 | **537** | 534 |
| Ratios | | | | | | | |
| (A)/(D) Total equity to total assets (GAAP) | **10.83 %** | 10.32 % | 10.04 % | 9.81 % | 9.53 % | **10.83 %** | 9.53 % |
| (C)/(E) Tangible common equity to tangible assets ("TCE/TA") (Non-GAAP) | **7.12 %** | 6.64 % | 6.55 % | 6.44 % | 6.73 % | **7.12 %** | 6.73 % |
| (B)/(F) Book value per common share (GAAP) | **$ 13.48** | $ 12.99 | $ 13.50 | $ 13.82 | $ 14.39 | **$ 13.48** | $ 14.39 |
| (C)/(F) Tangible book value per common share (Non-GAAP) | **$ 10.23** | $ 9.72 | $ 10.18 | $ 10.46 | $ 11.00 | **$ 10.23** | $ 11.00 |

(a) Included in Total equity on the Consolidated Balance Sheet. (b) Includes goodwill and other intangible assets, net of amortization. Numbers may not foot due to rounding.

21

# Reconciliation to GAAP financials

*Slides in this presentation use Non-GAAP information. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below.*

**CONSOLIDATED NON-GAAP TO GAAP RECONCILIATION**

Quarterly, Unaudited

| *($s in millions, except per share data)* | | 4Q22 | 3Q22 | 2Q22 | 1Q22 | 4Q21 | 2022 | 2021 |
|---|---|---|---|---|---|---|---|---|
| **Adjusted Diluted EPS** | | | | | | | | |
| Net income available to common shareholders ("NIAC") (GAAP) | a | $ 258 | $ 257 | $ 166 | $ 187 | $ 219 | $ 868 | $ 962 |
| Plus Tax effected notable items (Non-GAAP) (a) | | 34 | (5) | 29 | 24 | 41 | 82 | 179 |
| Adjusted net income available to common shareholders (Non-GAAP) | b | $ 293 | $ 252 | $ 195 | $ 211 | $ 260 | $ 950 | $ 1,140 |
| Diluted Shares (GAAP)[8] | c | 572 | 570 | 569 | 550 | 542 | 566 | 551 |
| **Diluted EPS (GAAP)** | a/c | $ 0.45 | $ 0.45 | $ 0.29 | $ 0.34 | $ 0.40 | $ 1.53 | $ 1.74 |
| **Adjusted diluted EPS (Non-GAAP)** | b/c | $ 0.51 | $ 0.44 | $ 0.34 | $ 0.38 | $ 0.48 | $ 1.68 | $ 2.07 |
| **Adjusted Net Income ("NI") and Adjusted Return on Assets ("ROA")** | | | | | | | | |
| Net Income ("NI") (GAAP) | | $ 270 | $ 268 | $ 177 | $ 198 | $ 229 | $ 912 | $ 1,010 |
| Plus Tax effected notable items (Non-GAAP) (a) | | 34 | (5) | 29 | 24 | 41 | 82 | 179 |
| Adjusted NI (Non-GAAP) | | $ 304 | $ 263 | $ 206 | $ 223 | $ 270 | $ 994 | $ 1,189 |
| NI (annualized) (GAAP) | d | $ 1,070 | $ 1,063 | $ 709 | $ 801 | $ 910 | $ 912 | $ 1,010 |
| Adjusted NI (annualized) (Non-GAAP) | e | $ 1,206 | $ 1,045 | $ 823 | $ 900 | $ 1,074 | $ 994 | $ 1,189 |
| Average assets (GAAP) | f | $ 79,521 | $ 82,551 | $ 86,326 | $ 88,587 | $ 89,025 | $ 84,217 | $ 87,609 |
| **ROA (GAAP)** | d/f | 1.35 % | 1.29 % | 0.82 % | 0.90 % | 1.02 % | 1.08 % | 1.15 % |
| **Adjusted ROA (Non-GAAP)** | e/f | 1.52 % | 1.27 % | 0.95 % | 1.02 % | 1.21 % | 1.18 % | 1.36 % |
| **Return on Average Common Equity ("ROCE")/ Return on Average Tangible Common Equity ("ROTCE")/ Adjusted ROTCE** | | | | | | | | |
| Net income available to common shareholders ("NIAC") (GAAP) | g | $ 1,025 | $ 1,020 | $ 666 | $ 756 | $ 868 | $ 868 | $ 962 |
| Adjusted Net income available to common shareholders (annualized) (Non-GAAP) | h | $ 1,161 | $ 1,001 | $ 781 | $ 855 | $ 1,032 | $ 950 | $ 1,140 |
| Average Common Equity (GAAP) | i | $ 7,106 | $ 7,360 | $ 7,305 | $ 7,628 | $ 7,710 | $ 7,348 | $ 7,677 |
| Intangible Assets (GAAP) (b) | | 1,750 | 1,767 | 1,789 | 1,802 | 1,815 | 1,777 | 1,836 |
| Average Tangible Common Equity (Non-GAAP) | j | $ 5,356 | $ 5,593 | $ 5,516 | $ 5,826 | $ 5,895 | $ 5,571 | $ 5,841 |
| Equity Adjustment (Non-GAAP) | | — | — | — | — | — | 32 | 71 |
| Adjusted Average Tangible Common Equity (Non-GAAP) | k | $ 5,356 | $ 5,593 | $ 5,516 | $ 5,826 | $ 5,895 | $ 5,603 | $ 5,912 |
| **ROCE (GAAP)** | g/i | 14.42 % | 13.85 % | 9.12 % | 9.92 % | 11.26 % | 11.81 % | 12.53 % |
| **ROTCE (Non-GAAP)** | g/j | 19.14 % | 18.23 % | 12.07 % | 12.98 % | 14.72 % | 15.58 % | 16.46 % |
| **Adjusted ROTCE (Non-GAAP)** | h/k | 21.68 % | 17.89 % | 14.15 % | 14.68 % | 17.51 % | 16.96 % | 19.29 % |

22

# Reconciliation to GAAP financials

*Slides in this presentation use Non-GAAP information. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below.*

**CONSOLIDATED NON-GAAP TO GAAP RECONCILIATION**

Quarterly, Unaudited

| *(In millions)* | | 4Q22 | 3Q22 | 2Q22 | 1Q22 | 4Q21 | 2022 | 2021 |
|---|---|---|---|---|---|---|---|---|
| **Adjusted Noninterest Income as a % of Total Revenue** | | | | | | | | |
| Noninterest income (GAAP) | k | $ 174 | $ 213 | $ 201 | $ 229 | $ 247 | $ 816 | $ 1,076 |
| Plus notable items (GAAP) (a) | | (1) | (32) | (13) | (6) | — | (51) | 23 |
| Adjusted noninterest income (Non-GAAP) | l | $ 173 | $ 181 | $ 188 | $ 222 | $ 246 | $ 765 | $ 1,099 |
| Revenue (GAAP) | m | $ 882 | $ 875 | $ 743 | $ 707 | $ 745 | $ 3,208 | $ 3,070 |
| Taxable-equivalent adjustment | | 4 | 4 | 3 | 3 | 3 | 13 | 12 |
| Revenue- Taxable-equivalent (Non-GAAP) | | 886 | 878 | 746 | 710 | 748 | 3,221 | 3,082 |
| Plus notable items (GAAP) (a) | | (1) | (32) | (13) | (6) | — | (51) | 23 |
| Adjusted revenue (Non-GAAP) | n | $ 885 | $ 847 | $ 733 | $ 704 | $ 748 | $ 3,170 | $ 3,105 |
| **Noninterest income as a % of total revenue (GAAP)** | k/m | 19.68 % | 24.30 % | 27.06 % | 32.31 % | 33.10 % | 25.44 % | 35.04 % |
| **Adjusted noninterest income as a % of total revenue (Non-GAAP)** | l/n | 19.55 % | 21.37 % | 25.68 % | 31.63 % | 32.95 % | 24.14 % | 36.38 % |
| **Adjusted Efficiency Ratio** | | | | | | | | |
| Noninterest expense (GAAP) | o | $ 503 | $ 468 | $ 489 | $ 493 | $ 528 | $ 1,953 | $ 2,095 |
| Plus notable items (GAAP) (a) | | (46) | (25) | (50) | (37) | (54) | (158) | (212) |
| Adjusted noninterest expense (Non-GAAP) | p | $ 458 | $ 444 | $ 438 | $ 455 | $ 474 | $ 1,795 | $ 1,883 |
| Revenue (GAAP) | q | $ 882 | $ 875 | $ 743 | $ 707 | $ 745 | $ 3,208 | $ 3,070 |
| Taxable-equivalent adjustment | | 4 | 4 | 3 | 3 | 3 | 13 | 12 |
| Revenue- Taxable-equivalent (Non-GAAP) | | 886 | 878 | 746 | 710 | 748 | 3,221 | 3,082 |
| Plus notable items (GAAP) (a) | | (1) | (32) | (13) | (6) | — | (51) | 23 |
| Adjusted revenue (Non-GAAP) | r | $ 885 | $ 847 | $ 733 | $ 704 | $ 748 | $ 3,170 | $ 3,105 |
| **Efficiency ratio (GAAP)** | o/q | 57.07 % | 53.56 % | 65.76 % | 69.66 % | 70.88 % | 60.90 % | 68.25 % |
| **Adjusted efficiency ratio (Non-GAAP)** | p/r | 51.70 % | 52.42 % | 59.79 % | 64.64 % | 63.31 % | 56.64 % | 60.64 % |

23

24 Reconciliation to GAAP financials Slides in this presentation use Non-GAAP information. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below. Numbers may not foot due to rounding Allowance for Credit Losses (ACL) to Loans Ratio $s in millions Loan Balance ACL Balance ACL/Loans Total Loans $ 58,101 $ 771 1.3 % Loans to Mortgage Companies (LMC) 2,258 2 0.1 PPP 76 — — Total excl. LMC & PPP $ 55,767 $ 770 1.4 % Period-end Average ($s in millions) 4Q22 3Q22 4Q22 vs. 3Q22 4Q22 3Q22 4Q22 vs. 3Q22 Loans excluding LMC & PPP $ % $ % Total Loans (GAAP) $ 58,101 $ 57,354 $ 747 1% $ 57,564 $ 56,543 $ 1,021 2 % PPP (GAAP) 76 129 (53) (41) % 121 204 (83) (41) % LMC (GAAP) 2,258 2,710 (452) (17) % 2,299 2,917 (617) (21) % Total Loans excl. LMC & PPP (Non-GAAP) 55,767 54,514 1,253 2% 55,144 53,422 1,722 3 % Total Consumer (GAAP) 13,093 12,712 381 3% 12,907 12,496 411 3 % Total Commercial excl. LMC & PPP (Non-GAAP) 42,674 41,802 872 2% 42,237 40,926 1,311 3 % Total CRE (GAAP) 13,228 13,021 207 2% 13,095 12,926 169 1 % Total C&I excl. LMC & PPP (Non-GAAP) $ 29,446 $ 28,781 $ 665 2% $ 29,142 $ 28,000 $ 1,142 4 % Loans excluding PPP Total Loans (GAAP) $ 58,101 $ 57,354 $ 747 1% $ 57,564 $ 56,543 $ 1,021 2 % PPP (GAAP) 76 129 (53) (41) % 121 204 (83) (41) % Total Loans excl. PPP (Non-GAAP) 58,025 57,224 801 1% 57,443 56,339 1,104 2 % Total Consumer (GAAP) 13,093 12,712 381 3% 12,907 12,496 411 3 % Total Commercial excl. PPP (Non-GAAP) $ 44,932 $ 44,512 $ 419 1% $ 44,536 $ 43,843 $ 693 2%